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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
The St. Paul Companies, Inc.:

    We consent to the use of our reports incorporated herein by reference in the Registration Statement on Form S-3 of The St. Paul Companies, Inc. as filed with the Securities and Exchange Commission on August 18, 2000 and to the references to our firm under the heading "Experts" in the prospectus.

                                          /s/ KPMG LLP

Minneapolis, Minnesota
August 18, 2000